Class I Shares: LSEIX

a series of Northern Lights Fund Trust III

Supplement dated September 17, 2018
to the Prospectus dated February 1, 2018

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Effective August 8, 2018 Infinitas Capital, LLC (“IC”), a sub-adviser to the Persimmon Long/Short Fund (the “Fund”), is no longer managing any portion of the assets of the Fund, and the Fund’s investment adviser, Persimmon Capital Management, LP, does not expect to allocate any of the Fund’s assets to IC to manage in the future. References in the Fund’s Prospectus and Statement of Additional Information to IC and IC’s portfolio manager, Ken Cavazzi, should be disregarded.

The following paragraphs are added to the section under the heading “Principal Investment Risks” on page 2 of the Fund’s Prospectus:

•	Forward Contract Risk: Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, such as 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Foreign currency forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

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The following paragraphs are added to the section under the heading “Principal Investment Risks” on page 7 of the Fund’s Prospectus:

•	Forward Contract Risk: Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, such as 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk. The Fund's foreign currency forward contract hedging strategies may not achieve their objective or may be imperfectly correlated to the asset they are intended to hedge.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
•	Swap Risk: The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Effective September 10, 2018, BNY Mellon Asset Management North America Corporation has been added as a sub-adviser to the Fund. The investment objective and principal investment strategies of the Fund have not changed.

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The following information is added to the section titled “Management of the Fund” on page 5 of the Prospectus:

Management of the Fund:

Sub-Adviser(s)	Portfolio Manager	Title and Length of Service
BNY Mellon Asset Management North America Corporation	David A. Daglio, Jr.	Portfolio Manager of the Fund since June 2018

The following information is added to the section titled “Investment Sub-Advisers” on page 11 of the Prospectus:

BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), is an SEC registered investment advisory firm located at 201 Washington Street, Boston, MA, 02108-4408. BNY Mellon AMNA’s Opportunistic Equity Team is currently responsible for managing both long-only investment accounts and mutual funds and long-short market neutral portfolios in the small, mid and large capitalization ranges. BNY Mellon AMNA utilizes a fundamental approach to equity investing which involves researching markets and companies. BNY Mellon AMNA seeks to pursue absolute returns by investing, both long and short, in companies globally (with an emphasis on North American markets), including in emerging markets. It is expected that the market capitalization of the companies invested in, upon initial purchase, will generally be no less than $250 million. BNY Mellon AMNA was founded in 2018 and currently has approximately $549.8 billion in assets under management as a firm.

The following information is added to the section titled “Portfolio Managers” on page 11 of the Prospectus:

Sub-Adviser(s)	Portfolio Manager	Experience over the last 5 years
BNY Mellon Asset Management North America Corporation	David A. Daglio, Jr., CFA	Portfolio Manager of the Fund since June 2018; Executive Vice President, Active Equity CIO, BNY Mellon AMNA – since October 2017; Senior Managing Director, Senior Portfolio Manager, The Boston Company from 1998 to 2018.

The following information replaces information under the section titled “Prior Performance of Similarly Managed Sub-Adviser Funds” on page 12 of the Prospectus:

The Sub-Advisers below have previously managed a fund with substantially similar objectives and strategies as they will use to manage the portion of the Fund's assets allocated to them. You should not consider the past performance of the funds as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of each similarly managed fund, which represents all of the accounts and funds managed by each sub-adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by each Sub-Adviser, is provided to illustrate the past performance of the Sub-Advisers in managing a fund with substantially similar investment strategies, as measured against the S&P 500® Index and does not represent the performance of the Fund. The funds are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the IRS Code. Consequently, the performance results for each Sub-Adviser's fund could have been adversely affected if the funds had been regulated as investment companies under the federal securities laws. The method used to calculate each fund's performance differs from the SEC's standardized method of calculating performance, and may produce different results.

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The performance presented below for the similarly managed funds is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the similarly managed funds. The net performance results are net of standard management and performance fees for the similarly managed funds. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the similarly managed funds are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The similarly managed funds were valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

Weatherbie Capital, LLC

The chart below shows the annualized historical performance of the Weatherbie Long/Short Fund, LP, a private investment fund managed by Weatherbie (“Weatherbie Long/Short Fund”). The Weatherbie Long/Short Fund has a 1.00% management fee and a 20% performance fee.

For the Periods Ending 12/31/17	Weatherbie Long/Short Fund – Gross	Weatherbie Long/Short Fund – Net	S&P 500 Index (w/dividends) (1)	Weatherbie Long/Short Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	25.13%	19.42%	21.81%	5.45%	3.93%
3 Years	10.76%	7.90%	11.39%	9.82%	10.06%
5 Years	12.02%	8.82%	15.77%	8.78%	9.49%
Since Inception (2)	11.47%	8.36%	8.97%	9.94%	14.35%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the Weatherbie Long/Short Fund was July 1, 2006.

BNY Mellon Asset Management North America Corporation

The chart below shows the annualized historical performance of the HaborWalk Opportunistic Alpha Fund, LP, a private investment fund managed by BNY Mellon AMNA (“HarborWalk Fund”). The HaborWalk Fund has a 0.75% management fee and a 20% performance fee.

For the Periods Ending 12/31/17	HarborWalk Fund – Gross	HarborWalk Fund – Net	S&P 500 Index (w/dividends) (1)	HarborWalk Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	22.32%	17.26%	21.83%	6.59%	3.93%
3 Years	13.09%	9.36%	11.39%	7.69%	10.06%
5 Years	12.92%	9.39%	15.77%	8.31%	9.49%
Since Inception (2)	15.49%	11.55%	9.32%	12.69%	15.12%
(1)	The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance. Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2)	The inception date for the HarborWalk Fund was June 1, 2008.

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This Supplement, dated September 17, 2018, and the Prospectus dated February 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-233-8300.

Please retain this Supplement for future reference.

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